Exhibit 99.1

athenahealth, Inc. Reports First Quarter Fiscal Year 2016 Results

Company Delivers 24% Consolidated Revenue Growth and Reaffirms Fiscal Year 2016 Guidance

Q1 2016 Financial Results

•	24% Revenue Growth Over First Quarter of 2015

•	GAAP Operating Income of $0.3 million

•	Non-GAAP Adjusted Operating Income of $24.2 million

•	GAAP Net Loss of $0.8 million, or loss of $0.02 Per Diluted Share

•	Non-GAAP Adjusted Net Income of $13.4 million, or $0.34 Per Diluted Share
WATERTOWN, MA – April 28, 2016 - athenahealth, Inc. (NASDAQ: ATHN) (“athenahealth” or “we”), a leading provider of network-enabled services and mobile applications for health care providers nationwide, today announced financial and operational results for the first quarter of fiscal year 2016. We will conduct a conference call tomorrow, Friday, April 29, 2016, at 8:00 a.m. Eastern Time to discuss these results and management’s outlook for future financial and operational performance.

•	Total revenue for the three months ended March 31, 2016, was $256.1 million, compared to $206.4 million in the same period last year, an increase of 24%.

•
Grew net new active physicians on athenaCollector® (1,816 physicians added), athenaClinicals® (1,302 physicians added), and athenaCommunicator® (1,643 physicians added) for the three months ended March 31, 2016, compared to athenaCollector (1,639 physicians added), athenaClinicals (985 physicians added), and athenaCommunicator (1,415 physicians added) in the same period last year.

•
Grew net new active providers on athenaCollector (2,742 providers added), athenaClinicals (1,892 providers added), and athenaCommunicator (2,423 providers added) for the three months ended March 31, 2016, compared to athenaCollector (2,299 providers added), athenaClinicals (1,362 providers added), and athenaCommunicator (1,993 providers added) in the same period last year.

“athenahealth is growth-focused, mission-driven and aimed at advancing health care. In an industry laden with software, we are building a future-proof network from which care can be fully connected and fully coordinated,” said Jonathan Bush, chairman and chief executive officer, athenahealth. “Today, our network has grown to over 78,000 providers, nearly 80 million patient records, and over 128,000 endpoints exchanging information. While there is a lot of work to be done to fully unbreak health care, we are making progress in the work we do, the connections we make, and with the innovations we introduce.”

•	For the three months ended March 31, 2016, Non-GAAP Adjusted Gross Margin was 62.0%, compared to 62.7% in the same period last year.

•
For the three months ended March 31, 2016, GAAP Operating Income was $0.3 million, or 0.1% of total revenue, compared to GAAP Operating Loss of $11.8 million, or 5.7% of total revenue, in the same period last year.

•
For the three months ended March 31, 2016, Non-GAAP Adjusted Operating Income was $24.2 million, or 9.5% of total revenue, compared to $16.3 million, or 7.9% of total revenue, in the same period last year.

•
For the three months ended March 31, 2016, GAAP Net Loss was $0.8 million, or loss of $0.02 per diluted share, compared to GAAP Net Loss of $8.8 million, or loss of $0.23 per diluted share, in the same period last year.

•
For the three months ended March 31, 2016, Non-GAAP Adjusted Net Income was $13.4 million, or $0.34 per diluted share, compared to $9.1 million, or $0.24 per diluted share, in the same period last year.

“athenahealth’s first quarter performance indicates that we are executing as planned against our growth and innovation goals for 2016,” said Kristi Matus, chief financial and administrative officer, athenahealth. “For example, we added 2,742 providers to our network, grew consolidated revenue by 24%, and continued to execute on extending our suite of network-enabled services into the inpatient setting. We remain confident we can execute against our 2016 goals; as such, we are reaffirming our fiscal year 2016 guidance.”

We are reaffirming the fiscal year 2016 guidance we communicated on December 10, 2015 at our 8th Annual Investor Summit. Our fiscal year 2016 guidance is summarized in the following table:

For the Fiscal Year Ending December 31, 2016
Forward-Looking Guidance
GAAP Total Revenue	$1,085 - $1,115 million
Non-GAAP Adjusted Gross Margin	63.5% - 64.5%
Non-GAAP Adjusted Operating Income	$120 - $135 million
Non-GAAP Adjusted Net Income per Diluted Share	$1.65 - $1.85
Non-GAAP Tax Rate	40%
Use of Non-GAAP Financial Measures
In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this press release after the condensed consolidated financial statements. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investors section of our website at www.athenahealth.com.
Conference Call Information
To participate in our live conference call and webcast, please dial 877-853-5645 (or 408-940-3868 for international calls) using conference code no. 86044982, or visit the Investors section of our website at www.athenahealth.com. A replay will be available for one week following the conference call at

855-859-2056 (and 404-537-3406 for international calls) using conference code no. 86044982. A webcast replay will also be archived on our website.
About athenahealth, Inc.
athenahealth is a leading provider of network-enabled services for electronic health records (EHR), revenue cycle management and medical billing, patient engagement, care coordination, and population health management, as well as Epocrates and other point-of-care mobile apps. We connect care and drive meaningful, measurable results for more than 78,000 health care providers nationwide. For more information, please visit www.athenahealth.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding management’s expectations for future financial and operational performance and operating expenditures, expected growth, and business outlook, including fiscal 2016 guidance; statements regarding our ability to execute against our 2016 goals; statements regarding our innovations, and our building a fully connected and full coordinated network; and statements found under our “Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures” and “Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures for Fiscal Year 2016 Guidance” sections of this release. Forward-looking statements may be identified with words such as “will,” “may,” “expect,” “plan,” “anticipate,” “upcoming,” “believe,” “estimate” or similar terminology, and the negative of these terms. Forward-looking statements are not promises or guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. These risks and uncertainties include: our highly competitive industry and our ability to compete effectively and remain innovative; our ability to retain members of our Epocrates network and to realize the anticipated benefits of the Epocrates and other acquisitions or investments; the development of the market for cloud-based health care information technology services; changes in the health care industry and their impact on the demand for our services; our ability to effectively manage our growth; our ability to protect our intellectual property; current and future litigation, including for intellectual property infringement; our dependence on third-party providers; risks and costs associated with our worldwide operations; our ability to attract and retain highly skilled employees; our fluctuating operating results; our ability to retain our clients and maintain client revenue; our tax liability; our variable sales and implementation cycles; the timing at which we recognize certain revenue and our ability to evaluate our prospects; defects and errors in our software or services, or interruptions or damages to our systems or those of third parties on which we rely; a data security breach; limitations on our use of data; the effect of payer and provider conduct; the failure of our services to provide accurate and timely information; increasing government regulation and the costs and challenges of compliance; the potential for illegal behavior by employees or subcontractors; and the price volatility of our common stock. Forward-looking statements speak only as of the date hereof and, except as required by law, we undertake no obligation to update or revise these forward-looking statements. For additional information regarding these and other risks faced by us, refer to our public filings with the Securities and Exchange Commission (“SEC”), available on the Investors section of our website at www.athenahealth.com and on the SEC’s website at www.sec.gov.

Contact Info:
Dana Quattrochi
athenahealth, Inc. (Investors)

investorrelations@athenahealth.com
(617) 402-1329

Holly Spring
athenahealth, Inc. (Media)
media@athenahealth.com
(617) 402-1631

athenahealth, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except per share amounts)

	March 31, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$100,591	$141,927
Accounts receivable, net	147,254	148,157
Prepaid expenses and other current assets	35,283	30,176
Total current assets	283,128	320,260
Property and equipment, net	323,094	321,524
Capitalized software costs, net	115,832	107,517
Purchased intangible assets, net	119,933	126,239
Goodwill	229,157	229,157
Investments and other assets	14,168	13,965
Total assets	$1,085,312	$1,118,662
Liabilities & Stockholders’ Equity
Current liabilities:
Accounts payable	$5,956	$10,768
Accrued compensation	51,721	88,122
Accrued expenses	56,760	51,452
Long-term debt	14,517	10,762
Deferred revenue	32,368	32,593
Total current liabilities	161,322	193,697
Deferred rent, net of current portion	31,514	31,118
Long-term debt, net of current portion	283,721	287,353
Deferred revenue, net of current portion	55,452	55,946
Long-term deferred tax liability, net	2,306	1,254
Other long-term liabilities	5,324	5,988
Total liabilities	539,639	575,356
Stockholders’ equity:
Preferred stock, $0.01 par value: 5,000 shares authorized; no shares issued and outstanding at March 31, 2016 and December 31, 2015	—	—
Common stock, $0.01 par value: 125,000 shares authorized; 40,520 shares issued and 39,243 shares outstanding at March 31, 2016; 40,209 shares issued and 38,931 shares outstanding at December 31, 2015	406	403
Additional paid-in capital	525,611	522,443
Treasury stock, at cost, 1,278 shares	(1,200)	(1,200)
Accumulated other comprehensive loss	(819)	(848)
Retained earnings	21,675	22,508
Total stockholders’ equity	545,673	543,306
Total liabilities and stockholders’ equity	$1,085,312	$1,118,662

athenahealth, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2016	2015
Revenue:
Business services	$247,529	$197,763
Implementation and other	8,620	8,671
Total revenue	256,149	206,434
Expense:
Direct operating	105,389	84,557
Selling and marketing	57,590	53,365
Research and development	25,147	23,728
General and administrative	40,925	36,212
Depreciation and amortization	26,774	20,352
Total expense	255,825	218,214
Operating income (loss)	324	(11,780)
Other (expense) income:
Interest expense	(1,930)	(1,059)
Other income	42	44
Total other (expense) income	(1,888)	(1,015)
Loss before income tax benefit	(1,564)	(12,795)
Income tax benefit	731	3,963
Net loss	$(833)	$(8,832)
Net loss per share – Basic	$(0.02)	$(0.23)
Net loss per share – Diluted	$(0.02)	$(0.23)
Weighted average shares used in computing net loss per share:
Basic	39,034	38,278
Diluted	39,034	38,278

athenahealth, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended March 31,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(833)	$(8,832)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	33,055	26,541
Deferred income tax	(1,020)	(4,219)
Stock-based compensation expense	15,166	15,874
Other reconciling adjustments	56	102
Changes in operating assets and liabilities:
Accounts receivable, net	903	4,183
Prepaid expenses and other current assets	(5,108)	(4,491)
Other long-term assets	(203)	58
Accounts payable	(4,439)	1,139
Accrued expenses and other long-term liabilities	9,566	6,683
Accrued compensation	(38,777)	(30,027)
Deferred revenue	(719)	3,314
Deferred rent	658	2,599
Net cash provided by operating activities	8,305	12,924
CASH FLOWS FROM INVESTING ACTIVITIES:
Capitalized software costs	(20,843)	(38,492)
Purchases of property and equipment	(18,673)	(22,815)
Payments on acquisitions, net of cash acquired	—	(40,165)
Net cash used in investing activities	(39,516)	(101,472)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under stock plans and warrants	5,752	6,287
Taxes paid related to net share settlement of stock awards	(15,928)	(15,310)
Proceeds from line of credit	—	60,000
Payments on long-term debt	—	(3,750)
Other financing activities	(23)	—
Net cash (used in) provided by financing activities	(10,199)	47,227
Effect of exchange rate changes on cash and cash equivalents	74	127
Net decrease in cash and cash equivalents	(41,336)	(41,194)
Cash and cash equivalents at beginning of period	141,927	73,787
Cash and cash equivalents at end of period	$100,591	$32,593

athenahealth, Inc.
STOCK-BASED COMPENSATION
(Unaudited, in thousands)

Set forth below is a breakout of stock-based compensation impacting the Condensed Consolidated Statements of Income for the three months ended March 31, 2016, and 2015:

	Three Months Ended March 31,
	2016	2015
Stock-based compensation charged to Condensed Consolidated Statements of Income:
Direct operating	$4,843	$3,696
Selling and marketing	4,052	4,952
Research and development	2,657	2,247
General and administrative	3,614	4,979
Total stock-based compensation expense	15,166	15,874
Amortization of capitalized stock-based compensation related to software development (1)	1,196	934
Total	$16,362	$16,808

(1)
In addition, for the three months ended March 31, 2016, and 2015, $0.2 million and $1.9 million, respectively, of stock-based compensation was capitalized in the line item Capitalized software costs, net in the Condensed Consolidated Balance Sheets for which $1.2 million and $0.9 million, respectively, of amortization was included in the line item Depreciation and amortization in the Condensed Consolidated Statements of Income.

athenahealth, Inc.
AMORTIZATION OF PURCHASED INTANGIBLE ASSETS
(Unaudited, in thousands)

Set forth below is a breakout of amortization of purchased intangible assets impacting the Condensed Consolidated Statements of Income for the three months ended March 31, 2016, and 2015:

	Three Months Ended March 31,
Amortization of purchased intangible assets allocated to:	2016	2015
Direct operating	$3,290	$3,789
Selling and marketing	2,912	2,284
Total amortization of purchased intangible assets	$6,202	$6,073

athenahealth, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO COMPARABLE GAAP MEASURES
(Unaudited, in thousands, except per share amounts)
The following is a reconciliation of the non-GAAP financial measures used by us to describe our financial results determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”
While management believes that these non-GAAP financial measures provide useful supplemental information to investors regarding the underlying performance of our business operations, investors are reminded to consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, it should be noted that these non-GAAP financial measures may be different from non-GAAP measures used by other companies, and management may utilize other measures to illustrate performance in the future. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.
Please note that these figures may not sum exactly due to rounding.
Non-GAAP Adjusted Gross Margin
Set forth below is a presentation of our “Non-GAAP Adjusted Gross Profit” and “Non-GAAP Adjusted Gross Margin,” which represents Non-GAAP Adjusted Gross Profit as a percentage of total revenue.

(unaudited, in thousands)	Three Months Ended
	March 31,
	2016	2015

Total revenue	$256,149	$206,434
Direct operating expense	105,389	84,557

Total revenue less direct operating expense	150,760	121,877
Add: Stock-based compensation allocated to direct operating expense	4,843	3,696
Add: Amortization of purchased intangible assets allocated to direct operating expense	3,290	3,789

Non-GAAP Adjusted Gross Profit	$158,893	$129,362

Non-GAAP Adjusted Gross Margin	62.0%	62.7%

Non-GAAP Adjusted EBITDA
Set forth below is a reconciliation of our “Non-GAAP Adjusted EBITDA” and “Non-GAAP Adjusted EBITDA Margin,” which represents Non-GAAP Adjusted EBITDA as a percentage of total revenue.

(unaudited, in thousands)	Three Months Ended
	March 31,
	2016	2015

Total revenue	$256,149	$206,434

GAAP net loss	(833)	(8,832)
Add: Benefit from income taxes	(731)	(3,963)
Add: Total other expense	1,888	1,015
Add: Stock-based compensation expense	15,166	15,874
Add: Depreciation and amortization	26,774	20,352
Add: Amortization of purchased intangible assets	6,202	6,073
Add: Integration and transaction costs	210	964
Add: Exit costs, including restructuring costs	1,136	4,185

Non-GAAP Adjusted EBITDA	$49,812	$35,668

Non-GAAP Adjusted EBITDA Margin	19.4%	17.3%
Non-GAAP Adjusted Operating Income
Set forth below is a reconciliation of our “Non-GAAP Adjusted Operating Income” and “Non-GAAP Adjusted Operating Income Margin,” which represents Non-GAAP Adjusted Operating Income as a percentage of total revenue.

(unaudited, in thousands)	Three Months Ended
	March 31,
	2016	2015

Total revenue	$256,149	$206,434

GAAP net loss	(833)	(8,832)
Add: Benefit from income taxes	(731)	(3,963)
Add: Total other expense	1,888	1,015
Add: Stock-based compensation expense	15,166	15,874
Add: Amortization of capitalized stock-based compensation related to software development	1,196	934
Add: Amortization of purchased intangible assets	6,202	6,073
Add: Integration and transaction costs	210	964
Add: Exit costs, including restructuring costs	1,136	4,185

Non-GAAP Adjusted Operating Income	$24,234	$16,250

Non-GAAP Adjusted Operating Income Margin	9.5%	7.9%

Non-GAAP Adjusted Net Income
Set forth below is a reconciliation of our “Non-GAAP Adjusted Net Income” and “Non-GAAP Adjusted Net Income per Diluted Share.”

(unaudited, in thousands)	Three Months Ended
	March 31,
	2016	2015

GAAP net loss	$(833)	$(8,832)
Add: Stock-based compensation expense	15,166	15,874
Add: Amortization of capitalized stock-based compensation related to software development	1,196	934
Add: Amortization of purchased intangible assets	6,202	6,073
Add: Integration and transaction costs	210	964
Add: Exit costs, including restructuring costs	1,136	4,185

Sub-total of tax deductible items	23,910	28,030

Less: Tax impact of tax deductible items (1)	(9,564)	(11,212)
Add: Tax impact resulting from applying non-GAAP tax rate (2)	(105)	1,155

Non-GAAP Adjusted Net Income	$13,408	$9,141

Weighted average shares - diluted	39,034	38,278

Non-GAAP Adjusted Net Income per Diluted Share	$0.34	$0.24

(1)	Tax impact calculated using a statutory tax rate of 40%.

(2)
Represents adjusting the GAAP net loss at a non-GAAP tax rate of 40%. We used a non-GAAP tax rate of 40% to normalize the tax impact to our Non-GAAP Adjusted Net Income per Diluted Share based on the fact that a relatively small change in pre-tax GAAP income (loss) in any one period could result in a volatile GAAP effective tax rate.

(unaudited, in thousands)	Three Months Ended
	March 31,
	2016	2015

GAAP net loss per share - diluted	$(0.02)	$(0.23)
Add: Stock-based compensation expense	0.39	0.41
Add: Amortization of capitalized stock-based compensation related to software development	0.03	0.02
Add: Amortization of purchased intangible assets	0.16	0.16
Add: Integration and transaction costs	0.01	0.03
Add: Exit costs, including restructuring costs	0.03	0.11

Sub-total of tax deductible items	0.61	0.73

Less: Tax impact of tax deductible items (1)	(0.25)	(0.29)
Add: Tax impact resulting from applying non-GAAP tax rate (2)	—	0.03

Non-GAAP Adjusted Net Income per Diluted Share	$0.34	$0.24

Weighted average shares - diluted	39,034	38,278

(1)	Tax impact calculated using a statutory tax rate of 40%.

(2)
Represents adjusting the GAAP net loss at a non-GAAP tax rate of 40%. We used a non-GAAP tax rate of 40% to normalize the tax impact to our Non-GAAP Adjusted Net Income per Diluted Share based on the fact that a relatively small change in pre-tax GAAP income (loss) in any one period could result in a volatile GAAP effective tax rate.

athenahealth, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO COMPARABLE GAAP MEASURES FOR FISCAL YEAR 2016 GUIDANCE
(Unaudited, in millions, except per share amounts)
Please note that the figures presented below may not sum exactly due to rounding.
Non-GAAP Adjusted Gross Margin Guidance
Set forth below is a presentation of our “Non-GAAP Adjusted Gross Profit” and “Non-GAAP Adjusted Gross Margin” guidance for fiscal year 2016, which represents Non-GAAP Adjusted Gross Profit as a percentage of total revenue.

	LOW	HIGH
	Fiscal Year Ending December 31, 2016
Total revenue	$1,085.0	$1,115.0
Direct operating expense	423.4	423.2
Total revenue less direct operating expense	$661.6	$691.7

Add: Stock-based compensation expense
allocated to direct operating expense	19.0	19.0
Add: Amortization of purchased intangible assets
allocated to direct operating expense	8.4	8.4

Non-GAAP Adjusted Gross Profit	$689.0	$719.2

Non-GAAP Adjusted Gross Margin	63.5%	64.5%

Non-GAAP Adjusted Operating Income Guidance
Set forth below is a reconciliation of our “Non-GAAP Adjusted Operating Income” and “Non-GAAP Adjusted Operating Income Margin” guidance for fiscal year 2016, which represents Non-GAAP Adjusted Operating Income as a percentage of total revenue.

	LOW	HIGH
	Fiscal Year Ending December 31, 2016
Total revenue	$1,085.0	$1,115.0

GAAP net income	10.8	19.5
Add: Provision for income taxes	7.6	12.9
Add: Total other expense	5.3	6.4
Add: Stock-based compensation expense	69.4	69.4
Add: Amortization of capitalized stock-based compensation related to software development	6.8	6.8
Add: Amortization of purchased intangible assets	20.0	20.0

Non-GAAP Adjusted Operating Income	$120.0	$135.0

Non-GAAP Adjusted Operating Income Margin	11.1%	12.1%

Non-GAAP Adjusted Net Income Guidance
Set forth below is a reconciliation of our “Non-GAAP Adjusted Net Income” and “Non-GAAP Adjusted Net Income per Diluted Share” guidance for fiscal year 2016.

	LOW	HIGH
	Fiscal Year Ending December 31, 2016
GAAP net income	$10.8	$19.5
Add: Stock-based compensation expense	69.4	69.4
Add: Amortization of capitalized stock-based compensation related to software development	6.8	6.8
Add: Amortization of purchased intangible assets	20.0	20.0

Sub-total of tax deductible items	$96.2	$96.2

(Less): Tax impact of tax deductible items (1)	(38.5)	(38.5)
Add: Tax impact resulting from applying a normalized non-GAAP tax rate (2)	0.2	(0.1)

Non-GAAP Adjusted Net Income	$68.8	$77.2

Weighted average shares - diluted	41.7	41.7

Non-GAAP Adjusted Net Income per Diluted Share	$1.65	$1.85

(1)	Tax impact calculated using a statutory tax rate of 40%.

(2)
Represents adjusting the GAAP net income at a non-GAAP tax rate of 40%. For 2016, we will use a non-GAAP tax rate of 40% to normalize the tax impact to our Non-GAAP Adjusted Net Income per Diluted Share based on the fact that a relatively small change in pre-tax GAAP income (loss) in any one period could result in a volatile GAAP effective tax rate.

	LOW	HIGH
	Fiscal Year Ending December 31, 2016
GAAP net income per share - diluted	$0.26	$0.47
Add: Stock-based compensation expense	1.66	1.66
Add: Amortization of capitalized stock-based compensation related to software development	0.16	0.16
Add: Amortization of purchased intangible assets	0.48	0.48

Sub-total of tax deductible items	$2.31	$2.31

(Less): Tax impact of tax deductible items (1)	(0.92)	(0.92)
Add: Tax impact resulting from applying a normalized non-GAAP tax rate (2)	0.01	—

Non-GAAP Adjusted Net Income per Diluted Share	$1.65	$1.85

Weighted average shares - diluted	41.7	41.7

(1)	Tax impact calculated using a statutory tax rate of 40%.

(2)
Represents adjusting the GAAP net income at a non-GAAP tax rate of 40%. For 2016, we will use a non-GAAP tax rate of 40% to normalize the tax impact to our Non-GAAP Adjusted Net Income per Diluted Share based on the fact that a relatively small change in pre-tax GAAP income (loss) in any one period could result in a volatile GAAP effective tax rate.

Explanation of Non-GAAP Financial Measures
We report our financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, management believes that, in order to properly understand our short-term and long-term financial and operational trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in frequency and impact on continuing operations. Management also uses results of operations before such items to evaluate the operating performance of athenahealth and compare it against past periods, make operating decisions, and serve as a basis for strategic planning. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in our ongoing business by eliminating certain non-cash expenses and other items that management believes might otherwise make comparisons of our ongoing business with prior periods more difficult, obscure trends in ongoing operations, or reduce management’s ability to make useful forecasts. Management believes that these non-GAAP financial measures provide additional means of evaluating period-over-period operating performance. In addition, management understands that some investors and financial analysts find this information helpful in analyzing our financial and operational performance and comparing this performance to our peers and competitors.
Management defines “Non-GAAP Adjusted Gross Profit” as total revenue, less direct operating expense, plus (1) stock-based compensation expense allocated to direct operating expense and (2) amortization of purchased intangible assets allocated to direct operating expense, and “Non-GAAP Adjusted Gross Margin” as Non-GAAP Adjusted Gross Profit as a percentage of total revenue. Management considers these non-GAAP financial measures to be important indicators of our operational strength and performance of our business and a good measure of our historical operating trends. Moreover, management believes that these measures enable investors and financial analysts to closely monitor and understand changes in our ability to generate income from ongoing business operations.
Management defines “Non-GAAP Adjusted EBITDA” as the sum of GAAP net loss before benefit from income taxes; total other expense (income); stock-based compensation expense; depreciation and amortization; amortization of purchased intangible assets; integration and transaction costs; and exit costs, including restructuring costs; and “Non-GAAP Adjusted EBITDA Margin” as Non-GAAP Adjusted EBITDA as a percentage of total revenue. Management defines “Non-GAAP Adjusted Operating Income” as the sum of GAAP net loss before benefit from income taxes; total other expense (income); stock-based compensation expense; amortization of capitalized stock-based compensation related to software development; amortization of purchased intangible assets; integration and transaction costs; and exit costs, including restructuring costs; and “Non-GAAP Adjusted Operating Income Margin” as Non-GAAP Adjusted Operating Income as a percentage of total revenue. Management defines “Non-GAAP Adjusted Net Income” as the sum of GAAP net loss before stock-based compensation expense; amortization of capitalized stock-based compensation related to software development; amortization of purchased intangible assets; integration and transaction costs; exit costs, including restructuring costs, and any tax impact related to these preceding items; and an adjustment to the tax provision for the non-GAAP tax rate and “Non-GAAP Adjusted Net Income per Diluted Share” as Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management considers all of these non-GAAP financial measures to be important indicators of our operational strength and performance of our business and a good measure of our historical operating trends, in particular the extent to which ongoing operations impact our overall financial performance.

Management excludes or adjusts each of the items identified below from the applicable non-GAAP financial measure referenced above for the reasons set forth with respect to that excluded item:

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Stock-based compensation expense and amortization of capitalized stock-based compensation related to software development — excluded because these are non-cash expenditures that management does not consider part of ongoing operating results when assessing the performance of our business, and also because the total amount of the expenditure is partially outside of our control because it is based on factors such as stock price, volatility, and interest rates, which may be unrelated to our performance during the period in which the expenses are incurred.

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Amortization of purchased intangible assets — purchased intangible assets are amortized over their estimated useful lives and generally cannot be changed or influenced by management after the acquisition. Accordingly, this item is not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

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Integration and transaction costs — Integration costs are the severance payments and retention bonuses for certain employees related to specific transactions. Transaction costs are non-recurring costs related to specific transactions. Accordingly, management believes that such expenses do not have a direct correlation to future business operations, and therefore, these costs are not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

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Exit costs, including restructuring costs — represents costs related to workforce reductions and to terminate certain lease or other contract agreements for strategic realignment purposes. Management does not believe such costs accurately reflect the performance of our ongoing operations for the period in which such costs are incurred.

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Non-GAAP tax rate — We use a non-GAAP tax rate of 40% to normalize the tax impact to our Non-GAAP Adjusted Net Income per Diluted Share based on the fact that a relatively small change in pre-tax GAAP income (loss) in any one period could result in a volatile GAAP effective tax rate.